SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C.  20549

                                   FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):   July 28, 2003


                           First Health Group Corp.
            (Exact name of registrant as specified in its charter)


         Delaware                 0-15846                36-3307583
 (State of Incorporation)       (Commission             (IRS Employer
                                File Number)         Identification No.)


                3200 Highland Avenue, Downers Grove, IL  60515
         (Address of principal executive offices, including zip code)


                               (630) 737-7900
             (Registrant's telephone number including area code)

 Item 9: Information Provided Under Item 12 (Results of Operations and Financial Condition)


 The information required by Item 12 is being provided under Item 9 pursuant to SEC interim filing guidance provided in SEC press release No. 2003-41.

 The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition." The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of
 Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

 On July 28, 2003, First Health Group Corp. issued a press release announcing financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               First Health Group Corp.



 July 28, 2003                 /s/  Joseph E. Whitters
                               -----------------------
                               Joseph E. Whitters
                               Vice President, Finance and
                               Chief Financial Officer